LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders

October ended on a positive note with the Dow Jones Industrial Average up 10.8% for the month, and similar strength was registered by the Standard and Poor's 500 that closed 8.8% higher. Unfortunately October's positive stock returns were not enough to overcome the cumulative year-to-date declines experienced by the U.S. stock markets. The three-month period of August through October was one of the most difficult stock markets we have experienced. The Dow Industrials and the Standard & Poor's 500 Index fell about 17% and registered their worst three-month decline since the fourth quarter of 1987. The month of September 2002 alone (S&P 500 down 11%) was the worst September since 1937. Well-diversified stock holdings offered only limited refuge during the last several months. On the other hand, bonds were very strong providing positive returns for that same period.

In terms of magnitude and duration, the current decline in stocks rivals any bear market in the last sixty years. Measuring from the stock market highs recorded in March of 2000 (1524 for the Standard & Poor's 500) to the October 2002 low of 777 the decline is 49%. The fall in stock prices has dragged on for 2 years and 7 months, considerably longer than other post-war bear markets. A POSITIVE POINT WORTH NOTING IS THAT OVER THE FIRST TWO CALENDAR YEARS OF THE BEAR MARKET (i.e. 2000 AND 2001), THE ARISTATA EQUITY FUND PRODUCED A CUMULATIVE POSITIVE TOTAL RETURN OF ALMOST 9%.

                                ANNUAL TOTAL RETURNS- CALENDAR             TOTAL RETURN 12 MONTHS
                               2000         2001     2 YEAR CUMULATIVE     ENDED OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------
ARISTATA EQUITY FUND           9.98%         -.95%            8.95%                -16.29%
S&P 500                       -9.13%       -11.89%          -19.93%                -15.10%
Nasdaq                       -39.29%       -21.05%          -52.07%                -21.33%
----------------------------------------------------------------------------------------------------

(SEE FOLLOWING DATA FOR MORE COMPREHENSIVE RETURN INFORMATION)

                             PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

We are disappointed with recent results. We recognize that fellow shareholders have seen a decline in investment values and more recent investors may now be sitting on losses. During the first two years of decline, the drop in stock prices reflected ongoing concerns about economic recession, profit collapse, international unrest, and increasing issues of corporate fraud, and accounting irregularities. As mentioned above, the stock market decline has become more indiscriminate and the Fund did not escape the ravages during recent months. However, it is worth repeating that just as the stock market overshot in a major way on the upside, we are hopeful that it will overshoot on the downside as well. Amidst the gloom and doom, the seeds of recovery are being sown and it is during these periods where everything (except gold perhaps) is down, that attractive long-term investment opportunities present themselves.

THE TWO ARISTATA BOND FUNDS SHOWED POSITIVE RETURNS FOR THE SIX AND TWELVE MONTHS ENDED OCTOBER. These strong results occurred as investors seeking fixed income investments drove up bond prices. Thus, balanced portfolios--those with both stock and bond funds--we believe were able to mitigate some of the declines in stocks.

BEYOND THE GLOOM

The September decline in the Dow Jones Industrial Average marked the sixth consecutive monthly decline for that index. The last time this happened was 1981. It's easy to get overwhelmed by the current bad news these days. For the third year in a row, most stock market indices are showing negative total returns. However, there is a bright side to this. In retrospect, MOST MARKET BOTTOMS HAVE OCCURRED WHEN PEOPLE WERE MOST PESSIMISTIC.

The challenge is to not get caught up in the herd mentality. Market lows are created by a broad feeling of despair and a general perception that no price is too low. In contrast, market tops - especially in a "bubble" - are characterized by a belief that no price is too high.

The current negative sentiment ignores the underlying reality that businesses continue to function, and that many of them are solidly profitable. AS MANAGERS OF YOUR ASSETS IN THE ARISTATA FUNDS WE BELIEVE OUR TASK IS TO IDENTIFY VIABLE BUSINESSES IN GOOD INDUSTRIES, AND VALUE THEM WITHOUT GETTING CAUGHT UP IN THE CURRENT TIDAL WAVE OF EMOTION.

BEWARE THE COMFORTS OF POPULAR OPINIONS

The principle of Contrary Opinion offers attractive rewards for the astute investor. OBVIOUS THINKING--OR THINKING THE SAME WAY IN WHICH EVERYONE ELSE IS THINKING--COMMONLY LEADS TO WRONG JUDGMENTS AND WRONG CONCLUSIONS. Wall Street's history is rich in examples where masses of investors succumb to an idea that is taken to ridiculous extreme. WHEN EVERYONE THINKS ALIKE, EVERYONE IS LIKELY TO BE WRONG - or the old market adage, "the market will do whatever it has to do, to render the majority wrong."

At the market peak two years ago there were record inflows to equity mutual funds, particularly growth oriented funds. In retrospect the timing could not have been worse. STATED MORE POSITIVELY, AS A GROWING NUMBER OF DISENCHANTED INVESTORS GIVE UP AND FLEE THE STOCK MARKET, TODAY'S ENVIRONMENT MAY BE A GOOD TIME TO RE-COMMIT TO THE EQUITY MARKETS.

BEAR MARKETS DON'T LAST FOREVER. Barring some unseen, positive event, equity markets will likely experience their third down year in a row, an event not seen since 1941. Since early 2000, a tremendous correction in stock prices (valuations) and expectations has taken place. The Dow Jones Industrial Average is down over 1/3 from its January 2000 peak and the Nasdaq Index is off over 3/4 (75%!) from its March 2000 peak. Many past excesses have been resolved.

The equity markets are down dramatically this year, and the common response has been to shift significant investments from stocks into bonds. It is clear that following the consensus has never been a hallmark of successful investor discipline. AT TEMPEST WE BELIEVE THAT IN TIMES LIKE THESE INVESTORS MAY BE WELL REWARDED BY LONG-TERM STOCK INVESTMENTS.

The convincing history of the U.S. financial markets and the economy suggests we should be nearing the point when investor confidence will return, the economy will recover, and the stock market again will provide attractive investment opportunity.

We remain focused on our experienced management of the funds you have entrusted to us for investment. The members of TEMPEST INVESTMENT COUNSELORS also are shareholders in the Aristata Funds, and if there are any questions we look forward to hearing from you.

Sincerely,

/s/ H. David Lansdowne

H. David Lansdowne, CFA
President
TEMPEST INVESTMENT COUNSELORS, INC.

FUND REVIEW

ARISTATA EQUITY FUND

PERFORMANCE

The Aristata Equity Fund's total return for the six months ended October 31, 2002 was -22.30%. Net assets for the Aristata Equity Fund were $26.7 million as of October 31, 2002. The Standard & Poor's 500 index registered a -17.02% decline during the same period. The equity market environment remained challenging as witnessed in the price decline in the NASDAQ composite of approximately -21.23% for the six months ending October 31, 2002.

EQUITY MARKET OVERVIEW

Over the last six months (ending October 31, 2002) the bear market continued in the stock market. However, in October we did see a reversal in the downtrend with the S&P 500 gaining 8.8% and the Aristata Equity Fund up 5.9%. Bear markets are never enjoyable - but it is important to remember that they do not go on forever.

The last six months was one of the most difficult stock markets we have experienced, reminiscent in many ways of 1973-74. The Dow Industrials and the Standard & Poor's 500 Index fell nearly 20%, registering their worst declines since the fourth quarter of 1987. The month of September 2002 alone (S&P 500 down 11%) was the worst September since 1937. Well-diversified stock holdings offered only limited refuge. The drop in equity prices reflected ongoing concern about corporate governance (e.g. accounting practices, insider selling, shoddy Boards of Directors, you name it) as well as general sluggishness in the economy. Energy prices remained high, reflecting at the least continued unrest in the Middle East. Following the slump in equity prices we have witnessed this year, it is tempting to reduce one's equity exposure. However, history has shown that some of the most compelling investment opportuntities occur after dramatic drops in the indices such as we have seen this year.

PORTFOLIO UPDATE

The current portfolio is invested in 50 companies and is diversified across approximately 26 different industries. Generally speaking, turnover for the last six months remained low as we viewed our diversified exposure to be an important way to manage the fund through a challenging year.

We realized some gains and reduced our exposure to the building sector. In a weakening economy we expect to see less spending on infrastructure projects as well as lower spending on housing.

The weighting in the energy sector remained a dominant investment theme over the last six months. This industry group has held up relatively well. Of note, we increased the emphasis on the refining and marketing area where margins have been very depressed and stock valuations had moved down to an attractive level. Refining and marketing are cyclical businesses. Historically, tough industry conditions have provided good entry points for investing.

[CHART]

          ARISTATA EQUITY FUND
  SECTOR PROFILE as of October 31, 2002
Telecommunications                   5.1%
Building/Real Estate                 9.1%
Consumer Durables                    3.3%
Consumer Staples                     6.7%
Electric & Gas Utilities             7.5%
Energy                              13.2%
Financial                            8.9%
Healthcare                          12.0%
Technology                          10.0%
Industrial Products & Services      10.5%
Transportation                       4.5%
Short-Term Investments               5.1%
Basic Materials                      4.1%

The telecommunications sector also gained in importance in the portfolio over the last six months. While this industry has been hard hit, we see signs of outperformance among the stronger competitors. Some smaller and less well capitalized firms are struggling and may not survive. However, current market conditions have also depressed the valuations of the largest "blue chip" telecom companies.

The weighting of the technology sector diminished over the last two quarters. This reflects the generally lower stock prices and also a decision to reduce exposure to this sector until economic conditions begin to improve. Many of the products in this sector are commodities and profit margins have suffered as businesses have reduced their spending plans. We continue to monitor the sector closely.

                TEN LARGEST HOLDINGS(2) - AS OF OCTOBER 31, 2002

                                                        SECTOR        % OF           DIVIDEND           PRICE
COMPANY                                         REPRESENTATION     INVESTMENTS         YIELD       EARNINGS RATIO
-------------------------------------------------------------------------------------------------------------------
Questar Corp.                         Electric & Gas Utilities        4.6%             2.9%             14.5x
Abbott Laboratories                                 Healthcare        3.5%             2.2%             23.5x
Int'l Business Machines Corp.                       Technology        3.0%             0.8%             23.5x
AMGEN, Inc.                                         Healthcare        3.0%             0.0%              N/A
Verizon Communications, Inc.                Telecommunications        2.8%             4.1%              N/A
Deere & Co.                                    Basic Materials        2.7%             1.9%             34.6x
Ingersoll Rand Co.                  Industrial Products & Svcs.       2.6%             1.7%             17.4x
Albertson's Inc.                              Consumer Staples        2.6%             3.4%              9.8x
Valero Energy                                           Energy        2.6%             1.1%             40.0x
Snap On, Inc.                       Industrial Products& Svcs.        2.5%             3.8%             28.9x
-------------------------------------------------------------------------------------------------------------------
                                          TEN LARGEST HOLDINGS       29.9%             2.2% AVG.        24.0x AVG.
                                         STANDARD & POOR'S 500                         1.8%             32.4
-------------------------------------------------------------------------------------------------------------------

The ten largest holdings represent approximately 29.9% of the total portfolio. These ten companies are diversified across 8 different industries. The valuation characteristics of these companies reflect our discipline of buying good companies whose prices reflect low valuations in relation to earnings and assets. Specifically, the above listed investments have valuations of price-to-earnings ratios, and dividend yields that compare favorably to the figures of the Standard & Poor's 500 Index.

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA EQUITY FUND, THE S&P 500, VALUE LINE COMPOSITE, AND THE LIPPER MULTI-CAP VALUE FUND INDEX.

                ARISTATA EQUITY FUND          S&P 500*     VALUE LINE COMPOSITE    LIPPER MULTI-CAP VALUE FUND INDEX
  3/2/98                   $  10,000         $  10,000                $  10,000                            $  10,000
                           $  10,410         $  10,513                $  10,437                            $  10,449
                           $  10,454         $  10,620                $  10,477                            $  10,508
                           $  10,229         $  10,431                $  10,051                            $  10,275
 6/30/98                   $  10,189         $  10,856                $  10,003                            $  10,264
                           $   9,997         $  10,743                $   9,367                            $   9,867
                           $   8,775         $   9,188                $   7,728                            $   8,358
                           $   9,279         $   9,775                $   8,087                            $   8,704
10/31/98                   $   9,933         $  10,575                $   8,632                            $   9,420
                           $  10,244         $  11,214                $   8,986                            $   9,827
                           $  10,607         $  11,861                $   9,279                            $   9,990
                           $  10,359         $  12,360                $   9,166                            $  10,025
                           $  10,177         $  11,972                $   8,652                            $   9,792
                           $  10,445         $  12,451                $   8,731                            $  10,062
 4/30/99                   $  11,435         $  12,937                $   9,518                            $  10,957
                           $  11,598         $  12,624                $   9,634                            $  10,900
                           $  12,001         $  13,325                $   9,981                            $  11,251
                           $  11,718         $  12,911                $   9,721                            $  10,868
                           $  11,490         $  12,844                $   9,303                            $  10,494
                           $  10,886         $  12,492                $   8,984                            $  10,041
10/31/99                   $  10,897         $  13,283                $   8,932                            $  10,352
                           $  11,083         $  13,553                $   9,044                            $  10,347
                           $  11,326         $  14,351                $   9,311                            $  10,583
                           $  11,001         $  13,631                $   8,864                            $  10,127
                           $  10,677         $  13,373                $   8,712                            $   9,594
                           $  11,639         $  14,681                $   9,296                            $  10,608
 4/30/00                   $  11,689         $  14,240                $   9,113                            $  10,588
                           $  11,939         $  13,943                $   8,889                            $  10,735
                           $  11,599         $  14,290                $   8,872                            $  10,502
                           $  11,549         $  14,069                $   8,916                            $  10,591
                           $  12,264         $  14,937                $   9,492                            $  11,263
                           $  12,122         $  14,148                $   9,160                            $  11,107
10/31/00                   $  12,298         $  14,088                $   8,940                            $  11,371
                           $  11,908         $  12,977                $   8,237                            $  10,951
                           $  12,456         $  13,041                $   8,608                            $  11,603
                           $  12,786         $  13,504                $   9,219                            $  12,041
                           $  12,511         $  12,272                $   8,657                            $  11,712
                           $  12,107         $  11,495                $   8,094                            $  11,301
 4/30/01                   $  12,894         $  12,388                $   8,636                            $  12,034
                           $  13,239         $  12,471                $   8,861                            $  12,300
                           $  12,539         $  12,167                $   8,781                            $  12,092
                           $  12,526         $  12,048                $   8,544                            $  12,076
                           $  12,249         $  11,293                $   8,108                            $  11,628
                           $  11,135         $  10,381                $   6,851                            $  10,436
10/31/01                   $  11,371         $  10,579                $   7,180                            $  10,651
                           $  12,107         $  11,391                $   7,812                            $  11,422
                           $  12,337         $  11,491                $   8,164                            $  11,753
                           $  12,159         $  11,323                $   8,017                            $  11,600
                           $  12,144         $  11,105                $   7,792                            $  11,448
                           $  12,594         $  11,522                $   8,377                            $  12,033
 4/30/02                   $  12,251         $  10,824                $   8,167                            $  11,679
                           $  12,087         $  10,757                $   7,865                            $  11,668
                           $  11,194         $   9,991                $   7,212                            $  10,775
                           $   9,999         $   9,212                $   6,195                            $   9,881
                           $  10,216         $   9,273                $   6,158                            $  10,038
                           $   8,989         $   8,265                $   5,469                            $   8,950
10/31/02                   $   9,519         $   8,993                $   5,731                            $   9,429

* FUND BENCHMARK INDEX

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN(1)           1 YEAR            3 YEAR     SINCE INCEPTION (3/2/98)
Aristata Equity Fund                    (16.29)%           (4.40)%             (1.05)%
S&P 500 Index                           (15.10)%          (12.23)%             (2.28)%
ValueLineComposite Index                (20.18)%          (13.75)%            (11.25)%
Lipper Multi-Cap Value Fund Index       (11.48)%           (3.07)%             (1.25)%

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

PERFORMANCE

The Aristata Quality Bond Fund's total return for the six-months ending October 31, 2002 was 5.86%. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index registered comparable returns of 6.54% and 6.06% respectively. Net assets of the Aristata Quality Bond Fund were $ 19.4 million as of October 31st. The Aristata Colorado Quality Tax-Exempt Fund had net assets of $14.9 million for the same ending period, while its 6 month total return was 3.95%. Comparable returns for the Lipper Municipal Intermediate Bond Index and the Lehman Brothers Municipal Index were 3.89% and 4.74% respectively.

FIXED INCOME MARKET REVIEW

The fixed income markets continued their appeal for investors in response to the global political events, equity market volatility, and the sluggishness in the U.S. and world economies. Terrorism and the threat of potential military action in Iraq have fostered a search for investment liquidity. U.S. Treasuries and high-quality bonds have been an alternative to equities and are providing good returns for almost a third year in a row.

Slowing business investment has kept the economic rebound sluggish and has led the Federal Reserve to keep the short-term Fed Funds rate at 40-year lows. Low inflation also has proven to be beneficial for bond investors, whereas many companies have experienced difficulty in raising prices on their goods and services.

While the economic data is slowly indicating the direction of the economy is turning up, the degree of strength remains uncertain. High unemployment levels have remained a concern, however the current level of low interest rates should ultimately encourage the consumer to spend and eventually lead to a more sustainable economic recovery.

PORTFOLIO UPDATE

ARISTATA QUALITY BOND FUND

The volatility in the equity markets has influenced the demand in the bond market. A flight to quality has been the dominant factor in the U.S. Treasury market as ten-year Treasury note yields fell during the period to historic lows of 3.57%, a level not seen since 1958.

Lower interest rates have stimulated mortgage refinancings to record highs. Subsequently there has been a tremendous amount of bonds called by issuers, particularly U.S. government sponsored agencies. Demand for fixed income securities has resulted from buyers looking to replace lost income in their portfolios.

Turmoil in the high yield, lower rated corporate bond market has renewed concerns for healthy balance sheets of companies. Yields on "junk" bonds have remained persistently high as investors continue to seek better quality issues.

We continue to emphasize high-quality U.S. corporates, Treasuries, and agencies for added diversification and income. As of October 31st, the Aristata Quality Bond Fund held 53% in high-grade corporate bonds and 46% in U.S. Government and agency obligations. The Fund's average maturity on October 31st was 7.3 years.

[CHART]

        ARISTATA QUALITY BOND FUND
   SECTOR PROFILE as of October 31, 2002*
U.S. Government & Agency Obligations   46.3%
Communications                          4.3%
Electric Utilities                      0.7%
Financial                              19.3%
Industrial                             28.8%
Short-Term Investments                  2.5%

*Liabilities in Excess of Other Assets (1.9%)

[CHART]

         ARISTATA QUALITY BOND FUND
  QUALITY PROFILE(3) as of October 31, 2002
Aaa                                    49.4%
Aa                                     20.2%
A                                      27%
Baa                                     3.4%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA QUALITY BOND FUND, THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX.

                                                                                        LEHMAN BROTHERS INTERMEDIATE
              ARISTATA QUALITY BOND FUND   LEHMAN BROTHERS GOV'T/CREDIT BOND INDEX*        GOV'T/CREDIT BOND INDEX
  3/2/98                       $  10,000                                  $  10,000                        $  10,000
                               $  10,030                                  $  10,031                        $  10,032
                               $  10,069                                  $  10,081                        $  10,082
                               $  10,158                                  $  10,189                        $  10,156
 6/30/98                       $  10,218                                  $  10,293                        $  10,221
                               $  10,251                                  $  10,301                        $  10,256
                               $  10,400                                  $  10,502                        $  10,418
                               $  10,636                                  $  10,802                        $  10,679
10/31/98                       $  10,585                                  $  10,726                        $  10,669
                               $  10,602                                  $  10,790                        $  10,667
                               $  10,641                                  $  10,816                        $  10,710
                               $  10,687                                  $  10,893                        $  10,769
                               $  10,537                                  $  10,633                        $  10,610
                               $  10,599                                  $  10,687                        $  10,690
 4/30/99                       $  10,622                                  $  10,713                        $  10,723
                               $  10,542                                  $  10,603                        $  10,641
                               $  10,519                                  $  10,570                        $  10,648
                               $  10,508                                  $  10,541                        $  10,639
                               $  10,495                                  $  10,532                        $  10,647
                               $  10,603                                  $  10,627                        $  10,746
10/31/99                       $  10,613                                  $  10,655                        $  10,774
                               $  10,611                                  $  10,648                        $  10,787
                               $  10,569                                  $  10,583                        $  10,751
                               $  10,507                                  $  10,580                        $  10,712
                               $  10,597                                  $  10,712                        $  10,799
                               $  10,702                                  $  10,867                        $  10,912
 4/30/00                       $  10,652                                  $  10,813                        $  10,887
                               $  10,663                                  $  10,804                        $  10,904
                               $  10,862                                  $  11,024                        $  11,096
                               $  10,916                                  $  11,141                        $  11,180
                               $  11,044                                  $  11,298                        $  11,312
                               $  11,139                                  $  11,341                        $  11,415
10/31/00                       $  11,149                                  $  11,412                        $  11,468
                               $  11,303                                  $  11,607                        $  11,624
                               $  11,483                                  $  11,836                        $  11,838
                               $  11,647                                  $  12,035                        $  12,032
                               $  11,779                                  $  12,159                        $  12,146
                               $  11,863                                  $  12,215                        $  12,239
 4/30/01                       $  11,859                                  $  12,123                        $  12,208
                               $  11,916                                  $  12,194                        $  12,276
                               $  11,951                                  $  12,252                        $  12,321
                               $  12,142                                  $  12,557                        $  12,578
                               $  12,241                                  $  12,718                        $  12,703
                               $  12,410                                  $  12,835                        $  12,889
10/31/01                       $  12,556                                  $  13,161                        $  13,103
                               $  12,481                                  $  12,945                        $  12,972
                               $  12,425                                  $  12,843                        $  12,901
                               $  12,481                                  $  12,936                        $  12,968
                               $  12,538                                  $  13,046                        $  13,070
                               $  12,366                                  $  12,782                        $  12,871
 4/30/02                       $  12,552                                  $  13,030                        $  13,084
                               $  12,664                                  $  13,151                        $  13,216
                               $  12,808                                  $  13,263                        $  13,330
                               $  12,973                                  $  13,422                        $  13,487
                               $  13,113                                  $  13,722                        $  13,688
                               $  13,299                                  $  14,017                        $  13,933
10/31/02                       $  13,287                                  $  13,883                        $  13,879

* FUND BENCHMARK INDEX

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN(1)                          1 YEAR         3 YEAR       SINCE INCEPTION (3/2/98)
Aristata Quality Bond Fund                               5.82%          7.77%               6.25%
Lehman Bros. Gov't/Credit Bond Index                     5.48%          9.22%               7.28%
Lehman Bros. Intermediate Gov't/Credit Bond Index        5.91%          8.80%               7.27%
Lipper Corporate Debt Funds A Rated Index                3.81%          7.84%               5.96%
------------------------------------------------------------------------------------------------------------

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

PORTFOLIO UPDATE

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

Yields on municipal securities remain attractive, as they have not declined as much as taxable U.S. Treasuries. As a result, intermediates to long-term municipal yields (not on a tax-equivalency basis) are almost on parity with Treasury yields.

Today's low interest rates have prompted many municipal issuers to refinance their debt. This has led to many bonds being called prior to their maturity, and thereby creating additional demand by investors looking to reinvest their called municipal holdings.

The Fund's average maturity on October 31st was 9.3 years. The Fund holds a well-diversified mix of holdings and as new supply becomes available, the Fund will continue to emphasize high-quality Colorado issues.

In addition to providing exceptional relative value, municipals have continued to be a compelling alternative for high-income investors wishing to diversify from other volatile asset classes.

[CHART]

  ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
    SECTOR PROFILE as of October 31, 2002
Prerefunded Bonds                      12.2%
General Obligation Bonds               35.7%
Revenue Bonds                          51.6%
Other                                   0.5%

[CHART]

 ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
 QUALITY PROFILE(3) as of October31, 2002
Aaa                                    78.7%
Aa                                     16.4%
A                                       4.9%

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.

             ARISTATA COLORADO QUALITY                                              LIPPER MUNICIPAL INTERMEDIATE BOND
                 TAX-EXEMPT FUND           LEHMAN BROTHERS MUNICIPAL BOND INDEX                 FUND INDEX*
  3/2/98                     $  10,000                                $  10,000                              $  10,000
                             $  10,061                                $  10,009                              $  10,007
                             $  10,022                                $   9,976                              $   9,960
                             $  10,154                                $  10,121                              $  10,094
 6/30/98                     $  10,176                                $  10,161                              $  10,128
                             $  10,200                                $  10,186                              $  10,151
                             $  10,330                                $  10,344                              $  10,298
                             $  10,423                                $  10,473                              $  10,409
10/31/98                     $  10,446                                $  10,473                              $  10,413
                             $  10,455                                $  10,510                              $  10,435
                             $  10,494                                $  10,536                              $  10,469
                             $  10,605                                $  10,662                              $  10,586
                             $  10,563                                $  10,615                              $  10,530
                             $  10,551                                $  10,630                              $  10,527
 4/30/99                     $  10,564                                $  10,656                              $  10,556
                             $  10,517                                $  10,594                              $  10,493
                             $  10,410                                $  10,442                              $  10,350
                             $  10,464                                $  10,480                              $  10,399
                             $  10,440                                $  10,396                              $  10,352
                             $  10,460                                $  10,400                              $  10,357
10/31/99                     $  10,415                                $  10,288                              $  10,284
                             $  10,478                                $  10,397                              $  10,372
                             $  10,446                                $  10,319                              $  10,325
                             $  10,418                                $  10,274                              $  10,279
                             $  10,506                                $  10,394                              $  10,358
                             $  10,620                                $  10,621                              $  10,507
 4/30/00                     $  10,582                                $  10,559                              $  10,462
                             $  10,546                                $  10,504                              $  10,419
                             $  10,752                                $  10,782                              $  10,634
                             $  10,839                                $  10,932                              $  10,755
                             $  10,940                                $  11,100                              $  10,888
                             $  10,916                                $  11,042                              $  10,856
10/31/00                     $  10,993                                $  11,163                              $  10,947
                             $  11,049                                $  11,248                              $  10,999
                             $  11,224                                $  11,525                              $  11,220
                             $  11,349                                $  11,640                              $  11,350
                             $  11,381                                $  11,677                              $  11,386
                             $  11,438                                $  11,782                              $  11,474
 4/30/01                     $  11,374                                $  11,655                              $  11,370
                             $  11,479                                $  11,781                              $  11,487
                             $  11,549                                $  11,859                              $  11,558
                             $  11,641                                $  12,035                              $  11,698
                             $  11,786                                $  12,234                              $  11,875
                             $  11,794                                $  12,192                              $  11,858
10/31/01                     $  11,887                                $  12,337                              $  11,972
                             $  11,810                                $  12,233                              $  11,848
                             $  11,728                                $  12,117                              $  11,758
                             $  11,893                                $  12,327                              $  11,929
                             $  12,010                                $  12,476                              $  12,063
                             $  11,820                                $  12,231                              $  11,844
 4/30/02                     $  12,013                                $  12,470                              $  12,074
                             $  12,097                                $  12,546                              $  12,139
                             $  12,214                                $  12,679                              $  12,263
                             $  12,334                                $  12,842                              $  12,405
                             $  12,432                                $  12,996                              $  12,519
                             $  12,625                                $  13,281                              $  12,737
10/31/02                     $  12,488                                $  13,061                              $  12,544

* FUND BENCHMARK INDEX

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN(1)                            1 YEAR         3 YEAR      SINCE INCEPTION (3/2/98)
Aristata Colorado Quality Tax-Exempt Fund                  5.06%          6.23%               4.87%
Lehman Brothers Municipal Bond Index                       5.87%          8.28%               5.89%
Lipper Municipal Intermediate Bond Fund Index              4.78%          6.84%               4.98%
Lipper Colorado Municipal Fund Average                     4.68%          7.23%               4.61%
--------------------------------------------------------------------------------------------------------------

THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

(1) TOTAL RETURN IS THE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND AFTER REINVESTING ALL INCOME AND CAPITAL GAINS. IT IS CALCULATED BY DIVIDING THE CHANGE IN TOTAL INVESTMENT VALUE BY THE INITIAL VALUE OF THE INVESTMENT. TOTAL RETURN FIGURES ARE NET OF ALL FUND EXPENSES AND REFLECT ALL FEE WAIVERS. WITHOUT THESE FEE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER. THE INCEPTION DATE OF EACH FUND IS MARCH 2, 1998. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURN FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS.

(2) THE TEN LARGEST HOLDINGS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF THE EQUITY SECURITIES THAT THE FUND HOLDS AT OCTOBER 31, 2002, AND MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS.

(3) QUALITY PROFILE BASED ON EACH SECURITY'S RATING FROM MOODY'S. FOR THOSE RATINGS NOT AVAILABLE FROM MOODY'S, S&P RATINGS WERE USED.

THE VIEWS EXPRESSED IN THIS ADVISER UPDATE REFLECT THE ADVISER'S VIEW ONLY THROUGH OCTOBER 31, 2002. THE ADVISER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DEFINITION OF INDICES

The DOW JONES INDUSTRIAL AVERAGE is an unmanaged price weighed index of 30 of the largest, most widely held stocks traded on the NYSE. The index represents principal only and does not include the effect of reinvetments. The index is the sum of the current market price of the 30 stocks divided by a number that has been adjusted to take into account stock splits and changes in stock composition. The index represents asset types which are subject to risk, including loss of principal.

The LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX and the LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX are unmanaged indices that are a broad measure of bond performance that reflect the reinvestment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Intermediate indices include bonds with maturities of up to ten years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The LIPPER COLORADO MUNICIPAL BOND FUND AVERAGE is the average return of all bond funds tracked by Lipper that limit their assets to those securities exempt from taxation in the state of Colorado. The average return reflects the reinvestment of income dividends and capital gain distributions, if any.

The LIPPER CORPORATE DEBT FUNDS A RATED INDEX is an unmanaged index that measures the performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

The LIPPER MULTI-CAP VALUE FUND INDEX is an unmanaged index of funds, that by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

The LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX is an unmanaged index that measures the performance of intermediate municipal debt funds (i.e. those with dollar-weighted average maturities of 5 to 10 years). The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The NASDAQ COMPOSITE INDEX is an unmanaged market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Markey System traded foreign common stocks and ADRs. The index includes over 5,000 companies with a market capitalization over $2.3 trillion.

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The VALUE LINE COMPOSITE INDEX is an unmanaged equally weighted geometric average composed of approximately 1700 stocks traded on the New York Stock Exchange, American Stock Exchange, and over- the-counter that are tracked by the Value Line Investment Survey. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

STATEMENT OF INVESTMENTS (UNAUDITED)

ARISTATA EQUITY FUND
OCTOBER 31, 2002

                                                   SHARES           VALUE*
                                                   ------     ------------
COMMON STOCKS - 94.78%
BASIC MATERIALS - 4.10%
AGRICULTURE - 4.10%
Archer Daniels Midland Co.                         28,300     $    385,446
Deere & Co.                                        15,300          709,767
                                                              ------------
                                                                 1,095,213
                                                              ------------

TOTAL BASIC MATERIALS                                            1,095,213
                                                              ------------

BUILDING/REAL ESTATE - 9.05%
BUILDING MATERIALS - 3.20%
Trex Company Inc.**                                10,000          285,000
Vulcan Materials Co.                               17,000          570,520
                                                              ------------
                                                                   855,520
                                                              ------------

ENG./CONST./HOMEBUILDING - 1.55%
United Rentals Inc.**                              68,000          414,800
                                                              ------------

R.E.I.T./REAL ESTATE - 4.30%
Archstone-Smith Operating Trust                    21,475          492,636
Duke Realty Corp.                                  27,000          656,100
                                                              ------------
                                                                 1,148,736
                                                              ------------

TOTAL BUILDING/REAL ESTATE                                       2,419,056
                                                              ------------

CONSUMER DURABLES - 3.27%
AUTOMOBILE - 1.49%
Delphi Corp                                        57,300          398,808
                                                              ------------

HOUSEHOLD GOODS - 1.78
Eastman Kodak Co.                                   6,200          204,290
LA-Z-Boy Inc.                                      11,400          271,320
                                                              ------------
                                                                   475,610
                                                              ------------

TOTAL CONSUMER DURABLES                                            874,418
                                                              ------------

CONSUMER STAPLES - 6.66%
FOOD/BEVERAGE - 2.60%
Albertson's, Inc.                                  31,100          693,841
                                                              ------------

PACKAGED GOODS - 2.02%
Avon Products, Inc.                                11,100     $    538,239
                                                              ------------

RETAIL - 2.04%
May Department Stores                               6,700          156,445
Target Corp.                                       12,900          388,548
                                                              ------------
                                                                   544,993
                                                              ------------

TOTAL CONSUMER STAPLES                                           1,777,073
                                                              ------------

ELECTRICAL & GAS UTILITIES - 7.50%
ELECTRIC UTILITIES - 2.86%
Duke Energy Corp.                                  20,400          417,996
Xcel Energy Inc.                                   33,190          345,176
                                                              ------------
                                                                   763,172
                                                              ------------

GAS UTILITIES - 4.64%
Questar Corp.                                      48,100        1,240,980
                                                              ------------

TOTAL ELECTRIC & GAS UTILITIES                                   2,004,152
                                                              ------------

ENERGY - 13.17%
OIL FIELD SERVICES - 2.64%
Baker Hughes, Inc.                                 18,200          528,710
Veritas DGC Inc.**                                 20,000          176,000
                                                              ------------
                                                                   704,710
                                                              ------------

OIL & GAS - 10.53%
BP Amoco PLC                                       15,780          606,741
CheveronTexaco Corp.                                3,560          240,763
Murphy Oil Corp.                                    8,000          670,640
Valero Energy                                      19,500          686,595
Westport Resources Corp.**                         35,000          607,600
                                                              ------------
                                                                 2,812,339
                                                              ------------

TOTAL ENERGY                                                     3,517,049
                                                              ------------

FINANCIAL - 8.94%
BANKS/S & L/FINANCE/LEASE - 3.08%
PNC Financial Services Group                        9,100          370,006
Wachovia Corp.                                     13,000          452,270
                                                              ------------
                                                                   822,276
                                                              ------------

                                       14

                                                   SHARES           VALUE*
                                                   ------     ------------
FINANCIAL (CONTINUED)
BROKERS/FINANCIAL SERVICES - 3.67%
Gallagher Arthur J & Co.                           12,900     $    345,978
Marsh & McLennan Cos., Inc.                        13,600          635,256
                                                              ------------
                                                                   981,234
                                                              ------------

INSURANCE - 2.19%
Allstate Corp.                                     14,720          585,562
                                                              ------------

TOTAL FINANCIAL                                                  2,389,072
                                                              ------------

HEALTHCARE - 11.99%
DRUGS - 7.64%
Abbott Laboratories                                22,100          925,327
AMGEN, Inc.**                                      17,000          791,520
Merck & Co Inc.                                     6,000          325,440
                                                              ------------
                                                                 2,042,287
                                                              ------------

MEDICAL PRODUCTS - 4.35%
Cardinal Health, Inc.                               9,700          671,337
Pall Corp.                                         28,300          491,571
                                                              ------------
                                                                 1,162,908
                                                              ------------

TOTAL HEALTHCARE                                                 3,205,195
                                                              ------------

INDUSTRIAL PRODUCTS & SERVICES - 10.51%
AEROSPACE - 1.00%
Boeing Co. Com                                      9,000          267,750
                                                              ------------

ELECTRICAL PRODUCTS - 2.24%
Emerson Electric Co.                               12,400          597,432
                                                              ------------

INDUSTRIAL COMPONENTS - 7.27%
Ingersoll Rand Co.                                 18,000          702,000
Kennametal, Inc.                                   18,100          564,177
Snap On, Inc.                                      26,000          677,300
                                                              ------------
                                                                 1,943,477
                                                              ------------

TOTAL INDUSTRIAL PRODUCTS & SERVICES                             2,808,659
                                                              ------------

TECHNOLOGY - 9.98%
COMPUTERS/PERIPHERAL - 4.85%
Hewlett-Packard Co.                                31,100     $    491,380
International Business Machines Corp.              10,200          805,188
                                                              ------------
                                                                 1,296,568
                                                              ------------

ELECTRONICS - 2.55%
Anixter International, Inc.**                      18,700          431,409
Flextronics International **                       30,000          250,800
                                                              ------------
                                                                   682,209
                                                              ------------

SOFTWARE/SYSTEM SUPPORT - 2.58%
Electronic Data Systems Corp.                      27,400          412,644
FileNET Corp.**                                    25,500          276,675
                                                              ------------
                                                                   689,319
                                                              ------------

TOTAL TECHNOLOGY                                                 2,668,096
                                                              ------------

TELECOMMUNICATIONS - 5.14%
COMMUNICATIONS - 5.14%
Bellsouth Corp.                                    24,100          630,215
Verizon Communications, Inc.                       19,648          741,908
                                                              ------------
                                                                 1,372,123
                                                              ------------

TOTAL TELECOMMUNICATIONS                                         1,372,123
                                                              ------------

TRANSPORTATION - 4.47%
RAILS/TRUCK/MARINE - 4.47%
CSX Corp.                                          14,200          391,920
Teekay Shipping Corp.                              14,200          465,476
U.S. Freightways Corp.                             12,000          337,200
                                                              ------------
                                                                 1,194,596
                                                              ------------

TOTAL TRANSPORTATION                                             1,194,596
                                                              ------------

TOTAL COMMON STOCKS
     (Cost $19,843,107)                                         25,324,702
                                                              ------------

                                       15

                                                   SHARES           VALUE*
                                                ---------     ------------
SHORT-TERM INVESTMENTS - 5.14%
MUTUAL FUNDS - 5.14%
Fifth Third C/P Fund                            1,373,837     $  1,373,837
                                                              ------------

TOTAL SHORT-TERM INVESTMENTS
     (Cost $1,373,837)                                           1,373,837
                                                              ------------

TOTAL INVESTMENTS
     (Cost $21,216,944)                             99.92%      26,698,539

Other Assets in Excess
       of Liabilities                                0.08%          21,005
                                                --------------------------

NET ASSETS                                         100.00%    $ 26,719,543
                                                ==========================

*  See note 1 to financial statements.
** Denotes non-income producing security.


ARISTATA QUALITY BOND FUND
OCTOBER 31, 2002

DUE                                                                         BOND RATING**        PRINCIPAL
DATE                                                             COUPON       MOODY'S/S&P           AMOUNT           VALUE*
----                                                             ------     -------------        ---------           ------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 46.26%
U.S. TREASURY NOTES - 10.46%
07/15/06                                                          7.000%          Aaa/AAA    $     650,000    $     755,086
08/15/11                                                          5.000%          Aaa/AAA          690,000          751,818
08/15/12                                                          4.375%          Aaa/AAA          500,000          519,219
                                                                                                              -------------
                                                                                                                  2,026,123
                                                                                                              -------------

U.S. TREASURY BONDS - 4.62%
11/15/07                                                          7.875%          Aaa/AAA          430,000          431,176
05/15/10                                                         10.000%          Aaa/AAA          390,000          465,091
                                                                                                              -------------
                                                                                                                    896,267
                                                                                                              -------------

FEDERAL FARM CREDIT BANK - 1.20%
01/22/08                                                          6.120%          Aaa/AAA          230,000          232,016
                                                                                                              -------------

FEDERAL HOME LOAN BANK - 11.51%
08/19/09                                                          7.050%          Aaa/AAA          120,000          129,205
01/12/10                                                          7.155%          Aaa/AAA          120,000          130,976
07/25/11                                                          6.500%          Aaa/AAA           85,000           87,645
09/05/13                                                          6.450%          Aaa/AAA          100,000          103,583
01/27/15                                                          8.000%          Aaa/AAA          230,000          233,398
02/09/15                                                          8.000%          Aaa/AAA          100,000          112,173
02/25/15                                                          8.000%          Aaa/AAA          120,000          122,342
08/14/15                                                          8.000%          Aaa/AAA          100,000          104,673
07/27/16                                                          7.000%          Aaa/AAA          120,000          121,354
07/27/16                                                          7.000%          Aaa/AAA          100,000          101,128
08/10/16                                                          6.700%          Aaa/AAA          230,000          244,059
12/29/16                                                          6.650%          Aaa/AAA           50,000           52,178
02/13/17                                                          6.700%          Aaa/AAA          100,000          104,735
03/08/17                                                          6.500%          Aaa/AAA          100,000          104,260
04/24/17                                                          7.000%          Aaa/AAA           70,000           71,544
08/14/17                                                          6.350%          Aaa/AAA          200,000          204,410
09/05/17                                                          6.150%          Aaa/AAA          200,000          203,760
                                                                                                              -------------
                                                                                                                  2,231,423
                                                                                                              -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.48%
11/05/12                                                          7.115%          Aaa/AAA          370,000          370,252
03/18/13                                                          6.650%          Aaa/AAA          230,000          234,087
04/11/16                                                          6.650%           Aaa/NR          120,000          122,076
10/12/16                                                          6.105%          Aaa/AAA          190,000          196,192
06/27/17                                                          6.500%          Aaa/AAA          120,000          120,713
10/03/17                                                          6.000%          Aaa/AAA          200,000          202,910
11/07/17                                                          6.050%          Aaa/AAA          200,000          203,112
                                                                                                              -------------
                                                                                                                  1,449,342
                                                                                                              -------------

                                       16

DUE                                                                         BOND RATING**        PRINCIPAL
DATE                                                             COUPON       MOODY'S/S&P           AMOUNT           VALUE*
----                                                             ------     -------------        ---------           ------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.99%
03/28/11                                                          6.125%           Aaa/NR    $     265,000    $     269,205
12/03/12                                                          6.920%          Aaa/AAA          370,000          371,521
01/22/13                                                          6.440%          Aaa/AAA          230,000          232,780
03/10/16                                                          8.200%          Aaa/AAA           55,000           73,075
10/25/16                                                          6.100%          Aaa/AAA          120,000          124,671
12/28/16                                                          6.780%          Aaa/AAA           70,000           76,910
01/30/17                                                          6.630%          Aaa/AAA          190,000          191,951
03/13/17                                                          6.625%          Aaa/AAA          100,000          101,420
04/24/17                                                          6.500%          Aaa/AAA           70,000           75,105
04/24/17                                                          6.760%          Aaa/AAA          140,000          142,865
06/13/17                                                          6.250%          Aaa/AAA           70,000           71,344
06/27/17                                                          6.610%          Aaa/AAA           70,000           71,837
11/13/17                                                          6.040%          Aaa/AAA          200,000          205,637
02/25/22                                                          7.000%          Aaa/AAA          120,000          121,906
                                                                                                              -------------
                                                                                                                  2,130,227
                                                                                                              -------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $8,464,537)                                                                                               8,965,398
                                                                                                              -------------

CORPORATE BONDS - 53.14%
COMMUNICATIONS - 4.33%
Bellsouth Corp.
10/15/11                                                          6.000%           Aa3/A+          120,000          129,085
New York Telephone Co.
02/15/04                                                          6.250%            A1/A+          230,000          237,804
SBC Communications Inc.
03/15/11                                                          6.250%          Aa3/AA-          120,000          130,378
Southern New England Telephone Co.
12/15/03                                                          6.125%           Aa3/AA          330,000          341,994
                                                                                                              -------------

TOTAL COMMUNICATIONS                                                                                                839,261
                                                                                                              -------------

ELECTRIC UTILITIES - 0.72%
Gulf Power Co.
08/15/04                                                          7.050%             A2/A          130,000          139,631
                                                                                                              -------------

TOTAL ELECTRIC UTILITIES                                                                                            139,631
                                                                                                              -------------

FINANCIAL - 19.31%
AUTOMOBILE - 1.01%
Toyota Motor Credit
12/15/08                                                          5.500%          Aa1/AAA    $     180,000    $     195,877
                                                                                                              -------------

BANKS/S & L/FINANCE/LEASE - 7.56%
Bank of America Corp.
05/12/05                                                          7.125%           Aa2/A+          230,000          254,825
Citicorp
08/15/05                                                          6.750%           Aa2/A+          330,000          366,337
First Bank System
10/15/03                                                          6.000%             A1/A          230,000          238,430
National City Corp.
05/15/19                                                          6.875%             A2/A          280,000          295,511
Wells Fargo & Co.
02/01/11                                                          6.450%           Aa2/A+          100,000          111,307
11/15/14                                                          5.000%            Aa3/A          200,000          199,370
                                                                                                              -------------
                                                                                                                  1,465,780
                                                                                                              -------------

BROKERS/FINANCIAL SERVICES - 9.36%
Bear Stearns Co.
04/15/03                                                          6.750%             A2/A          350,000          357,036
03/01/07                                                          7.000%             A2/A          120,000          133,991
Charles Schwab Corp.
03/01/10                                                          8.050%            A3/A-          210,000          246,585
Credit Suisse First Boston Inc.
11/15/11                                                          6.125%          Aa3/AA-          300,000          304,980
Goldman Sachs Group Inc.
01/15/11                                                          6.875%           Aa3/A+          120,000          132,241
Merrill Lynch & Co.
04/27/08                                                          7.000%          Aa3/AA-          330,000          369,631
Morgan Stanley Dean Witter & Co.
01/15/07                                                          8.330%           Aa3/A+          230,000          268,315
                                                                                                              -------------
                                                                                                                  1,812,779
                                                                                                              -------------

INSURANCE - 1.38%
Allstate Insurance Corp.
06/15/03                                                          6.750%             A1/A          260,000          267,500
                                                                                                              -------------

TOTAL FINANCIAL                                                                                                   3,741,936
                                                                                                              -------------

                                       17

DUE                                                                         BOND RATING**        PRINCIPAL
DATE                                                             COUPON       MOODY'S/S&P           AMOUNT           VALUE*
----                                                             ------     -------------        ---------           ------
INDUSTRIAL - 28.78%
AEROSPACE - 2.52%
Boeing Co.
06/15/03                                                          6.350%            A2/A+    $     230,000    $     234,530
United Technologies Corp.
05/15/12                                                          6.100%            A2/A+          230,000          254,319
                                                                                                              -------------
                                                                                                                    488,849
                                                                                                              -------------

AUTOMOBILE - 1.20%
General Motors Corp.
05/01/05                                                          6.250%          A3/BBB+          230,000          232,128
                                                                                                              -------------

BROADCASTING/ENTERTAINMENT - 1.27%
Walt Disney Co.
03/30/06                                                          6.750%            A3/A-          230,000          246,746
                                                                                                              -------------

BUILDING MATERIALS - 0.73%
Hanson Trust PLC
01/15/03                                                          7.375%         Baa1/BBB          140,000          141,325
                                                                                                              -------------

CHEMICALS - 2.35%
Dow Chemical Co.
02/01/11                                                          6.125%             A3/A          350,000          347,508
E. I. duPont de Nemours & Co.
03/15/04                                                          8.125%          Aa3/AA-          100,000          108,198
                                                                                                              -------------
                                                                                                                    455,706
                                                                                                              -------------

COMPUTER/PERIPHERAL - 2.74%
Hewlett Packard Co.
06/15/05                                                          7.150%            A2/A-          190,000          201,305
International Business Machines Corp.
11/01/02                                                          7.250%            A1/A+          330,000          330,000
                                                                                                              -------------
                                                                                                                    531,305
                                                                                                              -------------

DRUGS - 1.82%
Bristol-Myers Squibb Co.
10/01/06                                                          4.750%          Aa2/AAA          230,000          241,640
Eli Lilly & Co.
03/15/12                                                          6.000%           Aa3/AA          100,000          110,425
                                                                                                              -------------
                                                                                                                    352,065
                                                                                                              -------------

FOOD/BEVERAGE - 4.56%
Albertson's, Inc.
08/01/09                                                          6.950%        Baa1/BBB+           70,000           77,519
Archer Daniels Midland Co.
05/15/03                                                          6.250%          Aa3/AA-          330,000          337,837

Coca Cola Enterprises Inc.
08/15/11                                                          6.125%            A2/A+    $     140,000    $     154,149
Kraft Foods Inc.
11/01/11                                                          5.625%            A2/A-          170,000          180,332
Sara Lee Corp.
09/15/11                                                          6.250%            A3/A+          120,000          133,140
                                                                                                              -------------
                                                                                                                    882,977
                                                                                                              -------------

HOUSEHOLD GOODS - 2.68%
Kimberly Clark Corp
02/15/12                                                          5.625%           Aa2/AA          350,000          376,408
Whirlpool Corp.
03/01/03                                                          9.000%        Baa1/BBB+          140,000          142,486
                                                                                                              -------------
                                                                                                                    518,894
                                                                                                              -------------

METALS - 1.67%
Alcan Aluminum Ltd.
11/01/08                                                          6.250%            A2/A-          290,000          323,856
                                                                                                              -------------

PACKAGED GOODS - 2.48%
Estee Lauder Inc.
01/15/12                                                          6.000%            A1/A+          210,000          228,995
Fortune Brands, Inc.
04/01/08                                                          6.250%             A2/A          230,000          252,523
                                                                                                              -------------
                                                                                                                    481,518
                                                                                                              -------------

PAPER/PACKAGING - 2.09%
Avery Dennison Corp.
04/15/05                                                          6.750%             A2/A          370,000          405,188
                                                                                                              -------------

RESTAURANTS - 1.07%
McDonalds Corp.
04/15/11                                                          6.000%           Aa3/A+          190,000          207,254
                                                                                                              -------------

RETAIL - 1.60%
Target Corp.
04/01/07                                                          5.500%            A2/A+          170,000          181,793
03/01/12                                                          5.875%            A2/A+          120,000          128,802
                                                                                                              -------------
                                                                                                                    310,595
                                                                                                              -------------

TOTAL INDUSTRIAL                                                                                                  5,578,406
                                                                                                              -------------

TOTAL CORPORATE BONDS
  (Cost $9,661,264)                                                                                              10,299,234
                                                                                                              -------------

                                       18

                                          SHARES          VALUE*
                                        --------    ------------
SHORT-TERM INVESTMENTS
MUTUAL FUNDS - 2.49%
Fifth Third C/P Fund                     368,454    $    368,454
Fifth Third US Treasury Fund             113,483         113,483
                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $481,937)                                        481,937
                                                    ------------

TOTAL INVESMENTS
  (Cost $18,607,738)                      101.89%     19,746,569
Liabilities in Excess of Other Assets      -1.89%       (366,502)
                                        ------------------------

NET ASSETS                                100.00%   $ 19,380,067
                                        ========================

*  See note 1 to financial statements.

** Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at October 31, 2002.


ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
OCTOBER 31, 2002

DUE                                                                         BOND RATING**        PRINCIPAL
DATE                                                             COUPON       MOODY'S/S&P           AMOUNT           VALUE*
----                                                             ------     -------------        ---------           ------
COLORADO MUNICIPAL OBLIGATIONS - 99.51%
PREREFUNDED - 12.20%
Clear Creek County
School District #Re-1, FSA
12/01/17                                                          5.750%          Aaa/AAA    $     100,000    $     116,082
Colorado Department of Transportation, AMBAC
06/15/15                                                          5.700%          Aaa/AAA          250,000          288,325
Denver City & County
School District #1
Certificates of Participation
12/01/06                                                          6.600%            NR/A+          500,000          506,780
Platte River Power Authority, Rev
06/01/18                                                          5.750%          Aaa/AA-          900,000          901,719
                                                                                                              -------------

TOTAL PREREFUNDED
  (Cost $1,570,550)                                                                                               1,812,906
                                                                                                              -------------

GENERAL OBLIGATION BONDS - 35.67%
Adams County
School District #12, FGIC
12/15/09                                                          5.250%          Aaa/AAA          500,000          552,830
Adams County
School District #50
12/01/10                                                          5.250%           A1/AA-          500,000          534,655
Aspen, Colorado
Housing, Series B
12/01/20                                                          5.000%           Aa3/NR          175,000          177,543
Basalt Colorado
Sanitation District, AMBAC
12/01/18                                                          5.000%           Aaa/NR          125,000          130,020
Boulder County Open Space
06/15/08                                                          5.100%            NR/AA          200,000          215,420
Boulder Valley
School District #Re-2, FGIC
12/01/13                                                          5.000%          Aaa/AAA          150,000          160,428
Carbon Valley Park and Rec Department AMBAC
12/01/19                                                          4.650%           NR/AAA          150,000          150,888
Clear Creek County
School District #Re-1, FSA
12/01/13                                                          4.300%           NR/AAA          125,000          129,606
Denver Colorado City & County
08/01/14                                                          5.000%          Aa2/AA+          100,000          106,126

                                       19

DUE                                                                         BOND RATING**        PRINCIPAL
DATE                                                             COUPON       MOODY'S/S&P           AMOUNT           VALUE*
----                                                             ------     -------------        ---------           ------
Denver Colorado City & County
Water Board
10/01/16                                                          4.000%          Aa1/AA+    $     125,000    $     120,945
Douglas County
School District #Re-1, MBIA
12/15/03                                                          5.650%          Aaa/AAA          400,000          417,852
El Paso County
School District #20, FGIC
12/15/07                                                          3.750%          Aaa/AAA          150,000          157,209
Fort Collins Water
12/01/02                                                          6.000%           Aa1/AA          200,000          200,608
Parker Colorado Property
District 1, AMBAC
12/01/12                                                          4.550%          Aaa/AAA          175,000          185,201
Pitkin County
School District 1, FGIC
12/01/20                                                          5.000%          Aaa/AAA          150,000          153,881
San Miguel County
School District #R-1, MBIA
12/01/06                                                          5.200%          Aaa/AAA          250,000          276,378
South Suburban Park &
Recreation District, FGIC
12/15/06                                                          5.050%          Aaa/AAA          500,000          526,575
Summit County
School District #Re-1, FGIC
12/01/07                                                          5.250%          Aaa/AAA          500,000          547,710
Thornton, FSA
12/01/07                                                          5.150%          Aaa/AAA          500,000          556,820
                                                                                                              -------------

TOTAL GENERAL OBLIGATION BONDS
  (Cost $4,965,401)                                                                                               5,300,695
                                                                                                              -------------

REVENUE BONDS - 51.64%
EDUCATION - 8.67%
Boulder Colorado
University Corp. Atmospheric Research Center, MBIA
09/01/22                                                          5.000%          Aaa/AAA          200,000          201,868
Colorado EDL & Cultural
12/01/16                                                          6.000%            NR/AA          125,000          139,474
Colorado EDL & Cultural, AMBAC
06/01/20                                                          5.000%          Aaa/AAA          200,000          204,930
12/01/21                                                          5.000%           Aaa/NR          150,000          152,545

Colorado School of Mines
Auxilery Facilities AMBAC
12/01/30                                                          5.000%          Aaa/AAA    $     100,000    $     100,107
Colorado State Board of Agriculture
Research Revenue, AMBAC
12/01/10                                                          4.300%           Aaa/NR          175,000          178,990
University of Colorado Enterprise
  System Revenue
06/01/16                                                          5.100%          Aa3/AA-          150,000          158,888
University of Colorado Enterprise
  System Revenue, FGIC
06/01/24                                                          5.000%          Aaa/AAA          150,000          151,156
                                                                                                              -------------
                                                                                                                  1,287,958
                                                                                                              -------------

FINANCE - 11.91%
Aspen Colorado Sales Tax
11/01/10                                                          5.000%            NR/A-          120,000          128,997
Boulder Colorado Sales Tax, AMBAC
08/15/13                                                          5.150%          Aaa/AAA          100,000          107,621
Broomfield Colorado Sales Tax, AMBAC
06/01/05                                                          6.000%          Aaa/AAA          300,000          300,900
Delta Sales/Use Tax, FSA
12/01/11                                                          4.000%           Aaa/NA          100,000          103,024
Douglas County Sales/Use Tax,MBIA
10/15/07                                                          5.250%          Aaa/AAA          300,000          328,671
10/15/15                                                          4.000%           NR/AAA          100,000           98,678
Durango Colorado Sales & Use Tax, FGIC
12/01/16                                                          5.500%          Aaa/AAA          200,000          216,400
Jefferson County Open Space, FGIC
11/01/19                                                          5.000%          Aaa/AAA          100,000          102,603
Larimer County Courts
Certificate of Participation, FSA
12/15/11                                                          3.800%          Aaa/AAA          150,000          152,238
Pitkin County Sales Tax, FSA
12/01/11                                                          4.000%          Aaa/AAA          125,000          128,780
Vail Colorado Sales Tax, MBIA
06/01/08                                                          3.350%           Aaa/NR          100,000          101,297
                                                                                                              -------------
                                                                                                                  1,769,209
                                                                                                              -------------

                                       20

DUE                                                                         BOND RATING**        PRINCIPAL
DATE                                                             COUPON       MOODY'S/S&P           AMOUNT           VALUE*
----                                                             ------     -------------        ---------           ------
HOSPITAL - 1.62%
University of Colorado Hospital Authority, AMBAC
11/15/09                                                          5.000%           Aaa/NR    $     220,000    $     240,330
                                                                                                              -------------

POWER - 3.11%
Adams County Pollution Control, MBIA
04/01/08                                                          5.625%          Aaa/AAA          300,000          307,350
Pueblo County Pollution Control, AMBAC
01/01/19                                                          5.100%          Aaa/AAA          150,000          155,475
                                                                                                              -------------
                                                                                                                    462,825
                                                                                                              -------------

TRANSPORTATION - 5.63%
Arapahoe County
Highway E-470, MBIA
08/31/05                                                          5.150%          Aaa/AAA          250,000          272,000
Colorado Department of Transportation, MBIA
06/15/09                                                          4.200%          Aaa/AAA          225,000          236,653
Denver City & County Airport, MBIA
11/15/16                                                          5.750%          Aaa/AAA          300,000          328,689
                                                                                                              -------------
                                                                                                                    837,342
                                                                                                              -------------

WATER/SEWER - 20.70%
Boulder Colorado Water & Sewer
12/01/12                                                          5.300%          Aa2/AA+          125,000          139,334
Broomfield Colorado WaterActivity, MBIA
12/01/22                                                          4.750%          Aaa/AAA          125,000          122,931
Colorado Springs Utility
11/15/21                                                          5.000%           Aa2/AA          245,000          249,145
Colorado Water Reservoir & Power
Development Authority, FGIC
11/01/06                                                          6.550%          Aaa/AAA          500,000          500,000
Colorado Water Reservoir & Power
Development Authority
09/01/07                                                          5.250%          Aaa/AAA          250,000          279,040
East Cherry Creek Water & Sanitation, MBIA
11/15/17                                                          4.600%          Aaa/AAA          250,000          254,312
Fort Collins Storm Drainage, AMBAC
12/01/20                                                          4.875%          Aaa/AAA          250,000          254,162
Fountain Valley Authority
Water Treatment
12/01/07                                                          5.200%           Aa2/AA          400,000          433,684
Golden Colorado Water & Waste, FSA
Series B
11/15/22                                                          4.950%           Aaa/NR    $     150,000    $     151,080
Little Thompson Water District, MBIA
12/01/18                                                          5.800%           Aaa/NR          150,000          166,963
12/01/18                                                          4.100%           Aaa/NR          275,000          261,132
Pleasant View Water and Sanitation District, MBIA
12/01/13                                                          4.350%          Aaa/AAA          125,000          129,685
Pueblo Colorado Board
Waterworks, FSA
11/01/09                                                          5.250%          Aaa/AAA          120,000          134,348
                                                                                                              -------------
                                                                                                                  3,075,816
                                                                                                              -------------

TOTAL REVENUE BONDS
  (Cost $7,320,662)                                                                                               7,673,480
                                                                                                              -------------

TOTAL COLORADO MUNICIPAL OBLIGATIONS
  (Cost $13,856,613)                                                                                             14,787,081
                                                                                                              -------------

TOTAL INVESTMENTS
  (Cost $13,856,613)                                                                                 99.51%      14,787,081

Other Assets in Excess of Liabilities                                                                 0.49%          72,633
                                                                                             ------------------------------

NET ASSETS                                                                                          100.00%   $  14,859,714
                                                                                             ==============================

*   See note 1 to financial statements.

** Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at October 31, 2002.

*** The Aristata Colorado Quality Tax-Exempt Fund had the following insurance concentration greater than 10% at October 31, 2002 (as a percentage of net assets):

     FGIC      20.65%
     MBIA      23.58%
     AMBAC     16.48%

STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 2002 (UNAUDITED)

                                                                                              COLORADO QUALITY
                                                               EQUITY          QUALITY BOND      TAX-EXEMPT
                                                           ---------------------------------------------------
ASSETS:
Investments, at value (Cost - see below)                   $  26,698,539      $  19,746,569      $  14,787,081
Cash                                                                   0                  0            210,873
Dividends receivable                                              49,347                  0                  0
Interest receivable                                                1,176            310,961            267,125
Receivable for portfolio shares sold                               8,910             49,035                  0
Receivable for investments sold                                    7,082                  0                  0
Organizational costs, net of accumulated amortization              2,850              2,974              1,728
Prepaid and other assets                                           6,620              8,320                488
                                                           ---------------------------------------------------
         Total assets                                         26,774,524         20,117,859         15,267,295
                                                           ---------------------------------------------------

LIABILITIES:
Payable for investments purchased                                      0            602,511            349,905
Payable for portfolio shares redeemed                             15,725             41,936                  0
Accrued investment advisory fee                                   18,816              8,246              6,305
Accrued administration fee                                        10,617              5,308              3,185
Dividends payable                                                      0             79,791             48,186
Other payables                                                     9,823                  0                  0
                                                           ---------------------------------------------------
         Total Liabilities                                        54,981            737,792            407,581
                                                           ---------------------------------------------------
NET ASSETS                                                 $  26,719,543      $  19,380,067      $  14,859,714
                                                           ===================================================

COST OF INVESTMENTS                                        $  21,216,944      $  18,607,738      $  13,856,613
                                                           ===================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                            $  18,297,875      $  17,786,109      $  13,914,659
Undistributed net investment income                               23,042             85,762              8,889
Accumulated net realized gain on investments                   2,917,031            369,365              5,698
Net unrealized appreciation in value of investments            5,481,595          1,138,831            930,468
                                                           ---------------------------------------------------
NET ASSETS                                                 $  26,719,543      $  19,380,067      $  14,859,714
                                                           ===================================================

NET ASSET VALUE PER SHARE:
Net Assets                                                 $  26,719,543      $  19,380,067      $  14,859,714
Shares of beneficial interest outstanding                      4,379,433          1,928,843          1,513,216
Net asset value and redemption price per share             $        6.10      $       10.05      $        9.82

See notes to financial statements.

STATEMENTS OF OPERATIONS - FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)

                                                                                              COLORADO QUALITY
                                                               EQUITY          QUALITY BOND      TAX-EXEMPT
                                                           ---------------------------------------------------
INVESTMENT INCOME:
Interest                                                   $      10,556      $     916,632      $     343,814
Dividends                                                        532,430                  0                  0
                                                           ---------------------------------------------------
     Total Income                                                542,986            916,632            343,814
                                                           ---------------------------------------------------

EXPENSES:
Investment advisory fee (Note 4)                                 189,758             75,703             35,673
Administration fee (Note 4)                                       88,192             44,097             28,972
Legal                                                              2,208                368                184
Registration                                                       3,128                920                368
Audit                                                              1,395              1,085                806
Custodian                                                            310                310                217
Amortization of organization costs                                 3,862              2,475                815
Insurance                                                            736                368                184
Other                                                              6,440              7,360              2,760
                                                           ---------------------------------------------------
     Total Expenses Before Waiver                                296,029            132,686             69,979
Expenses waived by investment adviser (Note 4)                   (48,846)           (20,299)           (28,735)
Expenses waived by administrator (Note 4)                         (2,123)            (1,062)              (637)
                                                           ---------------------------------------------------
     Net Expenses                                                245,060            111,325             40,607
                                                           ---------------------------------------------------

Net Investment Income                                            297,926            805,307            303,207
                                                           ---------------------------------------------------
Net realized gain (loss) on investments                        3,883,145          1,028,641               (246)
Change in net unrealized appreciation/depreciation           (19,620,681)            50,606            233,517
                                                           ---------------------------------------------------
Net gain (loss) on investments                               (15,737,536)         1,079,247            233,271
                                                           ---------------------------------------------------

Net Increase (Decrease) in Net Assets From Operations      $ (15,439,610)     $   1,884,554      $     536,478
                                                           ===================================================

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            EQUITY FUND
                                                         -------------------------------------------------
                                                         FOR THE SIX MONTHS ENDED
                                                              OCTOBER 31, 2002        FOR THE YEAR ENDED
                                                                (UNAUDITED)             APRIL 30, 2002
                                                         -------------------------------------------------
OPERATIONS:
  Net investment income                                       $     297,926            $     737,580
  Net realized gain on investments                                3,883,145                1,149,665
  Change in net unrealized appreciation/depreciation            (19,620,681)              (5,330,742)
                                                         -------------------------------------------------
  Net decrease in net assets from operations                    (15,439,610)              (3,443,497)
                                                         -------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                       (304,138)                (716,846)
  From net realized gain                                         (2,115,710)              (4,306,409)
                                                         -------------------------------------------------
  Net decrease in net assets from distributions                  (2,419,848)              (5,023,255)
                                                         -------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                    2,108,153               10,036,755
  Reinvested dividends                                            2,049,641                4,166,631
  Cost of shares redeemed                                       (27,276,717)              (6,745,326)
                                                         -------------------------------------------------
  Net increase (decrease) in net assets from
     share transactions                                         (23,118,923)               7,458,060
                                                         -------------------------------------------------

NET DECREASE IN NET ASSETS                                      (40,978,381)              (1,008,692)
                                                         -------------------------------------------------

NET ASSETS:
  Beginning of period                                            67,697,924               68,706,616
                                                         -------------------------------------------------
  End of period*                                              $  26,719,543            $  67,697,924
                                                         =================================================

* Includes undistributed net investment income of:            $      23,042            $      29,254

See notes to financial statements.

                                       24

                                                                            QUALITY BOND FUND
                                                         ---------------------------------------------------
                                                         FOR THE SIX MONTHS ENDED
                                                            OCTOBER 31, 2002             FOR THE YEAR ENDED
                                                             (UNAUDITED)                  APRIL 30, 2002
                                                         ---------------------------------------------------
OPERATIONS:
  Net investment income                                     $      805,307                $    2,475,299
  Net realized gain on investments                               1,028,641                        21,263
  Change in net unrealized appreciation/depreciation                50,606                       (56,473)
                                                         ---------------------------------------------------
  Net increase in net assets from operations                     1,884,554                     2,440,089
                                                         ---------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                      (803,411)                   (2,438,114)
                                                         ---------------------------------------------------
  Net decrease in net assets from distributions                   (803,411)                   (2,438,114)
                                                         ---------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                   2,043,168                     7,651,553
  Reinvested dividends                                             512,446                     2,080,332
  Cost of shares redeemed                                      (26,079,054)                  (10,310,936)
                                                         ---------------------------------------------------
  Net decrease in net assets from
     share transactions                                        (23,523,440)                     (579,051)
                                                         ---------------------------------------------------

NET DECREASE IN NET ASSETS                                     (22,442,297)                     (577,076)
                                                         ---------------------------------------------------

NET ASSETS:
  Beginning of period                                           41,822,364                    42,399,440
                                                         ---------------------------------------------------
  End of period*                                            $   19,380,067                $   41,822,364
                                                         ===================================================

* Includes undistributed net investment income of:          $       85,762                $       83,866

See notes to financial statements.

                                       25

                                                                COLORADO QUALITY TAX-EXEMPT FUND
                                                        --------------------------------------------------
                                                        FOR THE SIX MONTHS ENDED
                                                            OCTOBER 31, 2002            FOR THE YEAR ENDED
                                                             (UNAUDITED)                  APRIL 30, 2002
                                                        --------------------------------------------------
OPERATIONS:
  Net investment income                                     $     303,207                 $     596,555
  Net realized gain (loss) on investments                            (246)                       19,905
  Change in net unrealized appreciation/depreciation              233,517                        83,756
                                                        --------------------------------------------------
  Net increase in net assets from operations                      536,478                       700,216
                                                        --------------------------------------------------

DISTRIBUTIONS:
  From net investment income                                     (302,613)                     (588,751)
  From net realized gain                                                0                       (25,572)
                                                        --------------------------------------------------
  Net decrease in net assets from distributions                  (302,613)                     (614,323)
                                                        --------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                  1,472,960                     1,460,346
  Reinvested dividends                                             78,249                       160,965
  Cost of shares redeemed                                        (275,434)                   (1,081,879)
                                                        --------------------------------------------------
  Net increase in net assets from
     share transactions                                         1,275,775                       539,432
                                                        --------------------------------------------------

NET INCREASE IN NET ASSETS                                      1,509,640                       625,325
                                                        --------------------------------------------------

NET ASSETS:
  Beginning of period                                          13,350,074                    12,724,749
                                                        --------------------------------------------------
  End of period*                                            $  14,859,714                 $  13,350,074
                                                        ==================================================

* Includes undistributed net investment income of:          $       8,889                 $       7,188

See notes to financial statements.

FINANCIAL HIGHLIGHTS - EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                           FOR THE SIX MONTHS                                                       FOR THE PERIOD
                                            ENDED OCTOBER 31,                FOR THE YEAR ENDED APRIL 30,            MARCH 2, 1998
                                                  2002*             2002          2001        2000         1999    TO APRIL 30, 1998
                                           -----------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period          $     8.22       $     9.34     $    9.34   $   11.11    $   10.44    $    10.00
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.05             0.10          0.11        0.12         0.14          0.01
  Net realized and unrealized gain (loss)
     on investments                                 (1.86)           (0.58)         0.78       (0.01)        0.81          0.44
                                           -----------------------------------------------------------------------------------------

  Total income (loss) from investment
      operations                                    (1.81)           (0.48)         0.89        0.11         0.95          0.45
                                           -----------------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                        (0.05)           (0.09)        (0.11)      (0.12)       (0.14)        (0.01)
  From net realized gain                            (0.26)           (0.55)        (0.78)      (1.76)       (0.14)            -
                                           -----------------------------------------------------------------------------------------
  Total distributions                               (0.31)           (0.64)        (0.89)      (1.88)       (0.28)        (0.01)
                                           -----------------------------------------------------------------------------------------

Net asset value - end of period                $     6.10       $     8.22     $    9.34   $    9.34    $   11.11    $    10.44
                                           =========================================================================================

TOTAL RETURN                                       (22.30)%          (4.99)%       10.31%       2.23%        9.39%         4.54%
                                           =========================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                $   26,720       $   67,698     $  68,707   $  73,076    $  94,373    $  101,614
                                           =========================================================================================

Ratio of expenses to average net assets              1.10%(1)         1.05%         1.05%       1.01%        0.95%         0.95%(1)
                                           =========================================================================================
Ratio of net investment income to
  average net assets                                 1.34%(1)         1.10%         1.14%       1.20%        1.41%         0.84%(1)
                                           =========================================================================================
Ratio of expenses to average net
  assets without fee waivers                         1.33%(1)         1.17%         1.16%       1.09%        1.11%         1.17%(1)
                                           =========================================================================================
Ratio of net investment income to
  average net assets without fee waivers             1.11%(1)         0.99%         1.03%       1.12%        1.25%         0.62%(1)
                                           =========================================================================================

Portfolio turnover rate                             36.21%(1)        24.12%        27.47%      16.63%       25.26%        14.20%(1)
                                           =========================================================================================

(1) Annualized

* Unaudited

See notes to financial statements.

FINANCIAL HIGHLIGHTS - QUALITY BOND FUND

Selected data for a share of beneficial interestoutstanding throughout the period indicated:

                                            FOR THE SIX MONTHS                                                      FOR THE PERIOD
                                             ENDED OCTOBER 31,               FOR THE YEAR ENDED APRIL 30,            MARCH 2, 1998
                                                   2002*            2002          2001        2000         1999    TO APRIL 30, 1998
                                            ----------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period          $     9.75       $     9.75     $    9.32   $    9.88    $    9.97    $    10.00
                                            ----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.29             0.57          0.60        0.59         0.62          0.10
  Net realized and unrealized gain (loss)
     on investments                                  0.28            (0.01)         0.43       (0.57)       (0.08)        (0.03)
                                            ----------------------------------------------------------------------------------------

  Total income from investment operations            0.57             0.56          1.03        0.02         0.54          0.07
                                            ----------------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                        (0.27)           (0.56)        (0.60)      (0.58)       (0.61)        (0.10)
  From net realized gain                                -                -             -           -        (0.02)            -
                                            ----------------------------------------------------------------------------------------
  Total distributions                               (0.27)           (0.56)        (0.60)      (0.58)       (0.63)        (0.10)
                                            ----------------------------------------------------------------------------------------

Net asset value - end of period                $    10.05       $     9.75     $    9.75   $    9.32    $    9.88    $     9.97
                                            ========================================================================================

TOTAL RETURN                                         5.86%            5.85%        11.33%       0.28%        5.49%         0.69%
                                            ========================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                $   19,380       $   41,822     $  42,399   $  42,408    $  51,980    $   57,510
                                            ========================================================================================

Ratio of expenses to average net assets              0.74%(1)         0.70%         0.70%       0.68%        0.65%         0.65%(1)
                                            ========================================================================================
Ratio of net investment income to
  average net assets                                 5.34%(1)         5.75%         6.25%       6.16%        6.10%         6.00%(1)
                                            ========================================================================================
Ratio of expenses to average net
  assets without fee waivers                         0.88%(1)         0.77%         0.79%       0.75%        0.76%         0.83%(1)
                                            ========================================================================================
Ratio of net investment income to
  average net assets without fee waivers             5.20%(1)         5.67%         6.16%       6.10%        5.99%         5.82%(1)
                                            ========================================================================================

Portfolio turnover rate                             42.44%(1)        32.04%        15.72%      10.06%        9.79%        11.44%(1)
                                            ========================================================================================

(1) Annualized

* Unaudited

See notes to financial statements.

FINANCIAL HIGHLIGHTS - COLORADO QUALITY TAX-EXEMPT FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                           FOR THE SIX MONTHS                                                       FOR THE PERIOD
                                            ENDED OCTOBER 31,              FOR THE YEAR ENDED APRIL 30,              MARCH 2, 1998
                                                  2002*            2002           2001        2000         1999    TO APRIL 30, 1998
                                           -----------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period          $     9.65       $     9.58     $    9.35   $    9.89    $    9.94    $    10.00
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.21             0.45          0.46        0.46         0.49          0.08
  Net realized and unrealized gain (loss)
     on investments                                  0.17             0.08          0.23       (0.45)        0.04         (0.06)
                                           -----------------------------------------------------------------------------------------

  Total income from investment operations            0.38             0.53          0.69        0.01         0.53          0.02
                                           -----------------------------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                        (0.21)           (0.44)        (0.46)      (0.46)       (0.49)        (0.08)
  From net realized gain                                -            (0.02)            -       (0.09)       (0.09)            -
                                           -----------------------------------------------------------------------------------------
  Total distributions                               (0.21)           (0.46)        (0.46)      (0.55)       (0.58)        (0.08)
                                           -----------------------------------------------------------------------------------------

Net asset value - end of period                $     9.82       $     9.65     $    9.58   $    9.35    $    9.89    $     9.94
                                           =========================================================================================

TOTAL RETURN                                         3.95%            5.62%         7.50%       0.16%        5.40%         0.22%
                                           =========================================================================================

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                $   14,860       $   13,350     $  12,725   $  13,799    $  17,502    $   23,381
                                           =========================================================================================

Ratio of expenses to average net assets              0.57%(1)         0.50%         0.50%       0.48%        0.45%         0.45%(1)
                                           =========================================================================================
Ratio of net investment income to
  average net assets                                 4.25%(1)         4.57%         4.81%       4.85%        4.85%         5.00%(1)
                                           =========================================================================================
Ratio of expenses to average net assets
  without fee waivers and reimbursements             0.98%(1)         1.03%         1.04%       0.93%        0.91%         0.92%(1)
                                           =========================================================================================
Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                         3.84%(1)         4.04%         4.27%       4.41%        4.40%         4.53%(1)
                                           =========================================================================================

Portfolio turnover rate                              2.68%(1)        15.91%         9.29%      12.41%        7.86%        17.64%(1)
                                           =========================================================================================

(1) Annualized

* Unaudited

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's Aristata Family of Funds. The Aristata Family of Funds includes the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund. The financial statements of the remaining portfolios of the Trust are presented separately.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     INVESTMENT VALUATION: Securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     FEDERAL INCOME TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

     At April 30, 2002, the Aristata Quality Bond Fund had available for federal income tax purposes unused capital loss carryovers of $671,956, expiring through April 30, 2010.

     EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

     DIVIDENDS: The Equity Fund will declare and pay dividends from net investment income, if any, quarterly. Dividends from net investment income are declared daily and paid monthly for the Quality Bond and Colorado Quality Tax-Exempt Funds. Dividends from net realized gains, if any, are declared at least once a year for each of the Funds. Dividends to shareholders are recorded on the ex-dividend date.

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS: Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Fund.

     ORGANIZATION COSTS: The Funds have deferred certain costs incurred in connection with the organization, initial registration and public offering of Fund shares. Such costs are being amortized over a 60 month period from the commencement of operations. As of October 31, 2002, the remaining period of amortization was 4 months.

     OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. SHARES OF BENEFICIAL INTEREST

     On October 31, 2002, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                                                            COLORADO QUALITY
                                      EQUITY FUND              QUALITY BOND FUND             TAX-EXEMPT FUND
                               ------------------------------------------------------------------------------------
                                FOR THE SIX     FOR THE     FOR THE SIX     FOR THE     FOR THE SIX      FOR THE
                               MONTHS ENDED   YEAR ENDED   MONTHS ENDED   YEAR ENDED   MONTHS ENDED    YEAR ENDED
                                OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,     APRIL 30,
                                   2002          2002          2002          2002          2002           2002
                               ------------------------------------------------------------------------------------
Shares sold                         290,270    1,165,039        205,401      777,947        150,029       151,024
Shares issued as
  reinvestment of dividends         309,113      510,929         51,815      211,573          7,979        16,659
Shares redeemed                  (4,458,404)    (792,641)    (2,619,186)  (1,047,977)       (28,221)     (112,531)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)          (3,859,021)     883,327     (2,361,970)     (58,457)       129,787        55,152
===================================================================================================================

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                                              COLORADO QUALITY
                                    EQUITY FUND        QUALITY BOND FUND       TAX-EXEMPT FUND
                                    -------------------------------------------------------------
As of October 31, 2002
Gross appreciation (excess of
  value over tax cost)              $  6,564,678        $   1,284,592           $     999,706
Gross depreciation (excess of
  tax cost over value)                (2,049,196)              (5,305)                (18,636)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation         $  4,515,482        $   1,279,287           $     981,070
=================================================================================================
Cost of investments for income
  tax purposes                      $ 22,183,057        $  18,467,282           $  13,806,011
=================================================================================================

4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

     Tempest Investment Counselors, Inc. (the "Adviser") serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.85%, 0.50% and 0.50% of the average net assets for the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund, respectively.

     ALPS Mutual Funds Services, Inc. ("ALPS") serves as the administrator to each Fund. ALPS is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .20% of the average net assets of each Fund, subject to a minimum annual fee of $150,000 for the Equity Fund, $75,000 for the Quality Bond Fund and $45,000 for the Colorado Quality Tax-Exempt Fund. In addition to administration services, the administration fee also covers the costs of fund accounting, shareholder servicing and transfer agency. ALPS has voluntarily agreed to waive its minimum annual fees to $125,000, $62,500, and $37,500 for the Aristata Equity, Quality Bond, and Colorado Tax-Exempt Funds, respectively, for the period October 1, 2002 to September 30, 2003. These waivers are voluntary and may be terminated at any time.

     Shareholders holding more than 10% of the Funds' outstanding shares as of October 31, 2002, constituted 16%, 46%, and 30% of the Equity, Quality Bond, and Colorado Quality Tax-Exempt Funds, respectively.

5. INVESTMENT TRANSACTIONS

     The cost of securities purchased and proceeds from the sale of securities, other than temporary cash investments, during the year ended October 31, 2002 were as follows:

                            U.S. GOVERNMENT
                               SECURITIES        ALL OTHER           TOTAL
                            --------------------------------------------------
     EQUITY FUND
     Purchases               $           -     $   4,186,188     $   4,186,188
     Sales                   $           -     $  25,037,394     $  25,037,394
     -------------------------------------------------------------------------

     QUALITY BOND FUND
     Purchases               $   2,273,963     $     885,924     $   3,159,887
     Sales                   $  11,628,716     $  13,678,164     $  25,306,880
     -------------------------------------------------------------------------

     COLORADO QUALITY
     TAX-EXEMPT FUND
     Purchases               $           -     $   1,897,402     $   1,897,402
     Sales                   $           -     $      99,422     $      99,422
     -------------------------------------------------------------------------

6. TRUSTEES

     The Funds are three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

INTERESTED TRUSTEES

                                                      TERM OF OFFICE, LENGTH
                                                      OF TIME SERVED AND                PRINCIPAL OCCUPATION DURING THE PAST 5
                             POSITION(S) HELD         NUMBER OF PORTFOLIOS              YEARS** AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE          WITH FUNDS               OVERSEEN                          TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander* (75)    Trustee, Chairman and    W. Robert Alexander was elected   Mr. Alexander is the Chief Executive
                             President                by the initial shareholder in     Officer of ALPS Mutual Funds Services,
1625 Broadway                                         December 1993 and oversees 7      Inc., and ALPS Distributors, Inc., which
Suite 2200                                            portfolios in fund complex.       provide administration and distribution
Denver, CO 80202                                                                        services, respectively, for proprietary
                                                                                        mutual fund complexes.  Mr. Alexander was
                                                                                        Vice Chairman of First Interstate Bank of
                                                                                        Denver, responsible for Trust, Private
                                                                                        Banking, Retail Banking, Cash Management
                                                                                        Services and Marketing.  Mr. Alexander is
                                                                                        currently a member of the Board of
                                                                                        Trustees of the Hunter and Hughes Trusts.
                                                                                        Because of his affiliation with ALPS
                                                                                        Mutual Funds Services and ALPS
                                                                                        Distributors, Mr. Alexander is considered
                                                                                        an "interested" Trustee of the Trust.

INDEPENDENT TRUSTEES

Mary K. Anstine (62)         Trustee                  Mary K. Anstine was elected at    President/Chief Executive Officer,
                                                      a special meeting of              HealthONE Alliance, Denver, Colorado;
1625 Broadway                                         shareholders held on March 21,    Former Executive Vice President, First
Suite 2200                                            1997 and oversees 7               Interstate Bank of Denver.  Ms. Anstine is
Denver, CO 80202                                      portfolios in fund complex.       currently a Director of the Trust of
                                                                                        Colorado, Trustee of the Denver Area
                                                                                        Council of the Boy Scouts of America, a
                                                                                        Director of the Junior Achievement Board
                                                                                        and the Colorado Uplift Board, and a
                                                                                        member of the Advisory Boards for the Girl
                                                                                        Scouts Mile Hi Council and the Hospice of
                                                                                        Metro Denver.  Formerly, Ms. Anstine
                                                                                        served as a Director of ALPS Distributors,
                                                                                        Inc., from October 1995 to December 1996;
                                                                                        Director of HealthONE; a member of the
                                                                                        American Bankers Association Trust
                                                                                        Executive Committee; and Director of the
                                                                                        Center for Dispute Resolution.

                                       33

                                                      TERM OF OFFICE, LENGTH OF         PRINCIPAL OCCUPATION DURING THE PAST 5
                             POSITION(S) HELD         TIME SERVED AND NUMBER            YEARS** AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE          WITH FUNDS               OF PORTFOLIOS OVERSEEN            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Edwin B. Crowder (71)        Trustee                  Edwin B. Crowder was elected      Mr. Crowder currently operates a marketing
                                                      at a special meeting of           concern with operations in the U. S. and
1625 Broadway                                         shareholders held on March        Latin America.  He has previously engaged
Suite 2200                                            21, 1997 and oversees 7           in business pursuits in the restaurant, oil
Denver, CO 80202                                      portfolios in fund complex.       and gas drilling, and real estate
                                                                                        development industries.  Mr. Crowder is a
                                                                                        former Director of Athletics and Head
                                                                                        Football Coach at the University of
                                                                                        Colorado.

Robert E. Lee (67)           Trustee                  Robert E. Lee was appointed       Mr. Lee has been a Director of Storage
                                                      as a Trustee at the December      Technology Corporation since 1989 and of
1625 Broadway                                         15, 1998, meeting of the          Equitable of Iowa since 1981.  Mr. Lee was
Suite 2200                                            Board of Trustees and             the Executive Director of The Denver
Denver, CO 80202                                      oversees 7 portfolios in fund     Foundation from 1989 to 1996, and is
                                                      complex.                          currently the Executive Director of
                                                                                        Emeritus.  Mr. Lee is also a Director of
                                                                                        Meredith Capital Corporation and Source
                                                                                        Capital Corporation.

John R. Moran, Jr. (72)      Trustee                  John R. Moran was elected at      Mr. Moran is President of The Colorado
                                                      a special meeting of              Trust, a private foundation serving the
1625 Broadway                                         shareholders held on March        health and hospital community in the State
Suite 2200                                            21, 1997 and oversees 7           of Colorado.  An attorney, Mr. Moran was
Denver, CO 80202                                      portfolios in fund complex.       formerly a partner with the firm of Kutak
                                                                                        Rock & Campbell in Denver, Colorado and a
                                                                                        member of the Colorado House of
                                                                                        Representatives.  Currently, Mr. Moran is a
                                                                                        member of the Board of Directors and
                                                                                        Treasurer of Grantmakers in Health; a
                                                                                        Director of the Conference of Southwest
                                                                                        Foundations; a member of the Treasurer's
                                                                                        Office Investment Advisory Committee for
                                                                                        the University of Colorado; a Trustee of
                                                                                        the Robert J. Kutak Foundation; Director of
                                                                                        the Colorado Wildlife Heritage Foundation;
                                                                                        and a member of the Alumni Council of the
                                                                                        University of Denver College of Law.

*    Trustees deemed "interested persons" of the Trust for purposes of the 1940
     Act.
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[GRAPHIC]

[ARISTATA(TM) MUTUAL FUNDS LOGO]

A CLASS ABOVE

                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 2002

THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.


INVESTMENT ADVISER
TEMPEST INVESTMENT COUNSELORS, INC.
1380 LAWRENCE STREET
SUITE 1050
DENVER, CO 80204

ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
ALPS MUTUAL FUNDS SERVICES, INC.
1625 BROADWAY
SUITE 2200
DENVER, CO 80202

DISTRIBUTOR
ALPS DISTRIBUTORS, INC.
1625 BROADWAY
SUITE 2200
DENVER, CO 80202

LEGAL COUNSEL
DAVIS, GRAHAM & STUBBS LLP
1550 SEVENTEENTH STREET
SUITE 500
DENVER, CO 80202

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
555 SEVENTEENTH STREET
SUITE 3600
DENVER, COLORADO 80202

CUSTODIAN
FIFTH THIRD BANK, N.A.
FIFTH THIRD CENTER
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OHIO 45263

MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL 1-800-644-8595 OR VISIT www.aristata.com

[ALPS DISTRIBUTORS, INC. SPONSOR AND DISTRIBUTOR LOGO]